                                                                   EXHIBIT 15(b)



                                   APPENDIX A

                                                                                       Shareholder
                                        Distribution Fee        Service Fee           Processing Fee
                                         (expressed as         (expressed as          (expressed as
                                         a percentage          a percentage           a percentage
                                        of average daily      of average daily       of average daily
                                         net assets of         net assets of          net assets of
                                         the Portfolio         the Portfolio          the Portfolio
                                        attributable to       attributable to        attributable to
Name of Portfolio   Class of Shares   the specified Class)  the specified Class)   the specified Class)
-----------------   ----------------  --------------------  --------------------   --------------------

Small Cap Value      Institutional               0%                    0%                    0%
Equity Portfolio     Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Small Cap Growth     Institutional               0%                    0%                    0%
Equity Portfolio     Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Growth Equity        Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Value Equity         Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Select Equity        Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Index Equity         Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

International        Institutional               0%                    0%                    0%
Equity Portfolio     Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

International        Institutional               0%                    0%                    0%
Emerging             Service                     0%                  .15%                  .15%
Markets Portfolio    Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

                                                                                       Shareholder
                                        Distribution Fee        Service Fee           Processing Fee
                                         (expressed as         (expressed as          (expressed as
                                         a percentage          a percentage           a percentage
                                        of average daily      of average daily       of average daily
                                         net assets of         net assets of          net assets of
                                         the Portfolio         the Portfolio          the Portfolio
                                        attributable to       attributable to        attributable to
Name of Portfolio   Class of Shares   the specified Class)  the specified Class)   the specified Class)
-----------------   ----------------  --------------------  --------------------   --------------------

Balanced             Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Low Duration         Institutional               0%                    0%                    0%
Bond Portfolio       BlackRock                   0%                    0%                    0%
                     Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Intermediate         Institutional               0%                    0%                    0%
Bond Portfolio       BlackRock                   0%                    0%                    0%
                     Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Intermediate         Institutional               0%                    0%                    0%
Government Bond      Service                     0%                  .15%                  .15%
Portfolio            Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Government Income    Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Core Bond            Institutional               0%                    0%                    0%
Portfolio            BlackRock                   0%                    0%                    0%
                     Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

Managed Income       Institutional               0%                    0%                    0%
Portfolio            Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

International        Institutional               0%                    0%                    0%
Bond Portfolio       Service                     0%                  .15%                  .15%
                     Investor A                .10%                  .25%                  .15%
                     Investor B                .75%                  .25%                  .15%
                     Investor C                .75%                  .25%                  .15%

                                                                                       Shareholder
                                        Distribution Fee        Service Fee           Processing Fee
                                         (expressed as         (expressed as          (expressed as
                                         a percentage          a percentage           a percentage
                                        of average daily      of average daily       of average daily
                                         net assets of         net assets of          net assets of
                                         the Portfolio         the Portfolio          the Portfolio
                                        attributable to       attributable to        attributable to
Name of Portfolio   Class of Shares   the specified Class)  the specified Class)   the specified Class)
-----------------   ----------------  --------------------  --------------------   --------------------

Tax-Free Income      Institutional              0%                   0%                     0%
Portfolio            Service                    0%                 .15%                   .15%
                     Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

Pennsylvania         Institutional              0%                   0%                     0%
Tax-Free             Service                    0%                 .15%                   .15%
Income Portfolio     Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

New Jersey Tax-      Institutional              0%                   0%                     0%
Free Income          Service                    0%                 .15%                   .15%
Portfolio            Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

Ohio Tax-Free        Institutional              0%                   0%                     0%
Income Portfolio     Service                    0%                 .15%                   .15%
                     Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

Money Market         Institutional              0%                   0%                     0%
Portfolio            Service                    0%                 .15%                   .15%
                     Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

Municipal Money      Institutional              0%                   0%                     0%
Market Portfolio     Service                    0%                 .15%                   .15%
                     Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

Government           Institutional              0%                   0%                     0%
Money Market         Service                    0%                 .15%                   .15%
Portfolio            Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

Ohio Municipal       Institutional              0%                   0%                     0%
Money Market         Service                    0%                 .15%                   .15%
Portfolio            Investor A               .10%                 .25%                   .15%
                     Investor B               .75%                 .25%                   .15%
                     Investor C               .75%                 .25%                   .15%

                                                                                       Shareholder
                                        Distribution Fee        Service Fee           Processing Fee
                                         (expressed as         (expressed as          (expressed as
                                         a percentage          a percentage           a percentage
                                        of average daily      of average daily       of average daily
                                         net assets of         net assets of          net assets of
                                         the Portfolio         the Portfolio          the Portfolio
                                        attributable to       attributable to        attributable to
Name of Portfolio   Class of Shares   the specified Class)  the specified Class)   the specified Class)
-----------------   ----------------  --------------------  --------------------   --------------------

Pennsylvania         Institutional              0%                     0%                  0%
Municipal Money      Service                    0%                   .15%                .15%
Market Portfolio     Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

North Carolina       Institutional              0%                     0%                  0%
Municipal            Service                    0%                   .15%                .15%
Money Market         Investor A               .10%                   .25%                .15%
Portfolio            Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

New Jersey           Institutional              0%                     0%                  0%
Municipal            Service                    0%                   .15%                .15%
Money Market         Investor A               .10%                   .25%                .15%
Portfolio            Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

Virginia             Institutional              0%                     0%                  0%
Municipal            Service                    0%                   .15%                .15%
Money Market         Investor A               .10%                   .25%                .15%
Portfolio            Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

Multi-Sector         Institutional              0%                     0%                  0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth       Institutional              0%                     0%                  0%
Equity Portfolio     Service                    0%                   .15%                .15%
                     Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

Mid-Cap Value        Institutional              0%                     0%                  0%
Equity Portfolio     Service                    0%                   .15%                .15%
                     Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

International        Institutional              0%                     0%                  0%
Small Cap            Service                    0%                   .15%                .15%
Equity Portfolio     Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

Micro-Cap Equity     Institutional              0%                     0%                  0%
Portfolio            Service                    0%                   .15%                .15%
                     Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

GNMA Portfolio       Institutional              0%                     0%                  0%
                     Service                    0%                   .15%                .15%
                     Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%

Delaware Tax-Free    Institutional              0%                     0%                  0%
Income               Service                    0%                   .15%                .15%
Portfolio            Investor A               .10%                   .25%                .15%
                     Investor B               .75%                   .25%                .15%
                     Investor C               .75%                   .25%                .15%


                                                                                       Shareholder
                                        Distribution Fee        Service Fee           Processing Fee
                                         (expressed as         (expressed as          (expressed as
                                         a percentage          a percentage           a percentage
                                        of average daily      of average daily       of average daily
                                         net assets of         net assets of          net assets of
                                         the Portfolio         the Portfolio          the Portfolio
                                        attributable to       attributable to        attributable to
Name of Portfolio   Class of Shares   the specified Class)  the specified Class)   the specified Class)
-----------------   ----------------  --------------------  --------------------   --------------------

Kentucky Tax-Free    Institutional              0%                      0%                    0%
Income Portfolio     Service                    0%                    .15%                  .15%
                     Investor A               .10%                    .25%                  .15%
                     Investor B               .75%                    .25%                  .15%
                     Investor C               .75%                    .25%                  .15%

High Yield Bond      Institutional              0%                      0%                    0%
Portfolio            BlackRock                  0%                      0%                    0%
                     Service                    0%                    .15%                  .15%
                     Investor A               .10%                    .25%                  .15%
                     Investor B               .75%                    .25%                  .15%
                     Investor C               .75%                    .25%                  .15%

BlackRock            Institutional              0%                      0%                    0%
Strategic
 Portfolio I

BlackRock            Institutional              0%                      0%                    0%
Strategic
Portfolio II




"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                              Agreed to and accepted as of ______________, 1998.


                                     BLACKROCK FUNDS


                                     By:_______________________________
                                        Name:
                                        Title: